Exhibit 10.3

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                      Novelis Founders Performance Award - Chris Bark-Jones
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            Novelis Share Price Targets
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Initial Price - March 24        $21.82 - NYSE Closing Price on March 24, 2005
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8% Increase Price               $23.57 - Tranche #1
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16% Increase Price              $25.31 - Tranche #2
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25% Increase Price              $27.28 - Tranche #3
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               Performance Share Units (PSUs) To Be Awarded
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                                                             Share                Start of                 End of
                                     # of PSUs               Price               Measurement             Measurement
                                      Awarded              Target [1]              Period                  Period
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Tranche #1                                     7,200                $ 23.57    March 24, 2005          March 23, 2008
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Tranche #2                                     7,200                $ 25.31    March 24, 2006          March 23, 2008
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Tranche #3                                     7,200                $ 27.28    March 24, 2007          March 23, 2008
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         Total Potential Award                21,600
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[1] Closing share price on the NYSE must reach or exceed this level for 15 consecutive trading days

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          PSU Value at Share Price Target
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                                     # of PSUs            Share Price               Cash
                                   Paid in Cash              Target              Payment [1]
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Tranche #1                                     7,200                $ 23.57             $ 169,704
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Tranche #2                                     7,200                $ 25.31             $ 182,232
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Tranche #3                                     7,200                $ 27.28             $ 196,416
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         Total Potential Value                                                          $ 548,352
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[1] Actual payment will be based on closing share price on NYSE for 5 trading days prior to payment

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         Payment Date
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Tranche #1                     Later of March 24, 2006 or six months after PSUs awarded
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Tranche #2                     Later of March 24, 2007 or six months after PSUs awarded
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Tranche #3                     Later of March 24, 2008 or six months after PSUs awarded
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Agreed and Accepted by:

Executive's Name: Chris Bark-Jones                         Date: March 31, 2005
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Executive's Signature:         /s/ Chris Bark-Jones